SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) May 31, 2001


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


6855 West 65th Street, Chicago, Illinois     60638
----------------------------------------    ---------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------



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                                    Page 1 of 3



Item 5. - Other Events
          ------------

On May 31, 2001 Viskase Companies, Inc. ("VCIC") announced that it is planning an exchange offer for its 10-1/4% Senior Notes due
2001 (the "Exchange Offer"). Although the specific terms of the Exchange Offer have not been finalized, the purpose of the Offer is to reduce Viskase's overall level of indebtedness and to address the refinancing of the 10-1/4% Senior Notes, which mature on December 1, 2001. Viskase has retained an advisor to assist with the Exchange Offer. Viskase does not presently intend to make the semi-annual interest payment due June 1, 2001 on the 10-1/4% Senior Notes, but expects to make the payment as part of the proposed Exchange Offer. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.




Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated May 31, 2001


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant




                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


May 31, 2001









Exhibit No.     Description of Exhibits                                  Page
-----------     ---------------------------------                        ----

EX-99           Press release dated May 31, 2001.                          3